                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




                         DATE OF REPORT: MARCH 22, 2002



                              OPTICON MEDICAL, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




         Delaware                 33-17922-C                 31-1752868
-------------------------    ----------------------   -------------------------
      (STATE OR OTHER        (COMMISSION FILE NO.)         (IRS EMPLOYER
      JURISDICTION OF                                   IDENTIFICATION NUMBER)
     INCORPORATION OR
       ORGANIZATION)


                                 7001 Post Road
                               Dublin, Ohio 43016
                                 (614) 336-2000
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)



                                 Not applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5.  OTHER EVENTS.

        On March 22, 2002, Opticon Medical, Inc., a Delaware corporation (the "Company"), issued a press release announcing that the Company had filed a voluntary petition for reorganization under Chapter 11 of the federal Bankruptcy Code in the United States Bankruptcy Court for the Southern District of Ohio, Eastern Division . Additionally, the Company announced that the Company was in discussions with an investor group that may provide the Company with debtor in possession (DIP) financing, and is also interested in purchasing some or all of the Company's assets. The press release dated March 22, 2002 is included as
Exhibit 99 to this Form 8-K and is incorporated herein by this reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

        (c)    EXHIBITS.


               EXHIBIT NO.                              DESCRIPTION
                  99            Press Release, dated March 22, 2002, entitled "Opticon Medical Files
                                Reorganization Petition"


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    OPTICON MEDICAL, INC.


Date:  March 22, 2002               By:  /s/ Glenn D. Brunner
                                        ------------------------------------
                                        Glenn D. Brunner, President and
                                        Chief Executive Officer

                                  EXHIBIT INDEX

        EXHIBIT NO.          DESCRIPTION
            99             Press Release, dated March 22, 2002, entitled "Opticon
                           Medical Files Reorganization Petition "